… a better banking experience CU Bancorp Investor Presentation as of December 31, 2015 Exhibit 99.1

Forward-Looking Statements This press release contains certain forward-looking information about CU Bancorp (the “Company”) that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. Forward-looking statements speak only as of the date they are made and we assume no duty to update such statements. We caution readers that a number of important factors could cause actual results to differ materially from those expressed in, implied or projected by, such forward-looking statements. Risks and uncertainties include, but are not limited to: lower than expected revenues; credit quality deterioration or a reduction in real estate values which could cause an increase in the allowance for credit losses and a reduction in net earnings; increased competitive pressure among depository institutions; the Company’s ability to complete future acquisitions, successfully integrate acquired entities, or achieve expected beneficial synergies and/or operating efficiencies within expected time-frames or at all; the cost of additional capital is more than expected; a change in the interest rate environment reduces net interest margins; asset/liability repricing risks and liquidity risks; legal matters could be filed against the Company and could take longer or cost more than expected to resolve or may be resolved adversely to the Company; general economic conditions, either nationally or in the market areas in which the Company does or anticipates doing business, are less favorable than expected; environmental conditions, including natural disasters and drought, may disrupt our business, impede our operations, negatively impact the values of collateral securing the Company’s loans and leases or impair the ability of our borrowers to support their debt obligations; the economic and regulatory effects of the continuing war on terrorism and other events of war; legislative or regulatory requirements or changes adversely affecting the Company’s business; changes in the securities markets; regulatory approvals for any capital activities cannot be obtained on the terms expected or on the anticipated schedule; and, other risks that are described in CU Bancorp’s public filings with the U.S. Securities and Exchange Commission (the “SEC”). If any of these risks or uncertainties materializes or if any of the assumptions underlying such forward-looking statements proves to be incorrect, CU Bancorp’s results could differ materially from those expressed in, implied or projected by such forward-looking statements. CU Bancorp assumes no obligation to update such forward-looking statements. For a more complete discussion of risks and uncertainties, investors and security holders are urged to read CU Bancorp’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other reports filed by CU Bancorp with the SEC. The documents filed by CU Bancorp with the SEC may be obtained at CU Bancorp’s website at www.cubancorp.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from CU Bancorp by directing a request to: CU Bancorp c/o California United Bank, 15821 Ventura Boulevard, Suite 100, Encino, CA 91436. Attention: Investor Relations. Telephone 818-257-7700.

Investment Highlights Premier community-based, business banking franchise serving large and diverse Southern California market Scarcity value of $2.6 billion “pure play” business bank in one of the country’s top markets Strong organic loan growth and attractive low-cost core deposit base Exceptional credit quality Opportunistic acquirer with successful history of transactions Efficiency ratio of 58% in 4Q15 Core ROATCE of 10.1% for 2015

Seasoned Executive Management Team Experienced Executive team has grown California United Bank’s Southern California franchise to $2.6 billion in assets in ten years through organic growth and successful M&A Name Title Function Banking Exp CUB Tenure David Rainer Chairman Chief Executive Officer 34 years 10 years K. Brian Horton President Executive Banking Manager 32 years 9 years* Anne Williams EVP Chief Operating Officer and Chief Credit Officer 34 years 10 years Karen Schoenbaum EVP Chief Financial Officer 21 years 6 years Anita Wolman EVP Chief Administrative Officer and General Counsel 37 years 10 years *Includes time as President of 1st Enterprise Bank

Relationship Banking Strategy Creates Competitive Advantage High-touch relationship management team offers what we consider “a better banking experience” for small- and medium-sized businesses Personalized and responsive service – no “800” number, customer service delivered by dedicated relationship managers Majority of new customers come from larger banks, unhappy with service Most new business results from “warm leads” provided by referrals Expertise in, and focus on, business banking C&I and owner-occupied commercial real estate are 52% of loan portfolio Non-interest bearing deposits are 56% of total deposits Strong credit culture maintains solid asset quality NPAs to total assets of 0.09% at December 31, 2015 Positioned in extraordinary market Current 9-branch footprint covers one of the largest and most attractive metropolitan areas in the U.S.

Southern California is an Exceptional Environment for Middle-Market Commercial Banking The L.A. Basin (Los Angeles, Orange, Riverside, San Bernardino and Ventura counties) is the 16th largest economy in the world1, behind Spain and Mexico and ahead of the Netherlands, Indonesia and Turkey Los Angeles County is the largest manufacturing center in the U.S. and would be 9th largest state in U.S. by population December 2015 seasonally adjusted unemployment rate of 5.9%, compared to 8.0% a year ago2 Orange County would be 31st largest state in U.S. by population Orange County unemployment rate is 4.1% as of December 2015, compared to 4.7% a year ago2 Five-county area is home to more than 673,209 small- and middle-market businesses3 (defined as employing 1 to 499 workers) Our typical customer has between $5 and $50 million in annual sales (excluding SBA) Typical loan commitment ranges from $1 million to $5 million (excluding SBA) Significant percentage of customers in the manufacturing, distribution and services industries 1) Source: IMF World Economic Outlook (WEO), Oct. 7, 2014 2) Source: State of California Employment Development Department 3) Source: County data from Los Angeles Economic Development Corp. and California EDD, as of 9/30/13

California United Bank has a footprint that spans the most attractive markets in Southern California: Premier Southland Commercial Banking Franchise San Fernando Valley (2005) – Original Headquarters West Los Angeles (2006) Santa Clarita Valley (2007) South Bay (2009) – Converted to a branch in 2010 Orange County (2010) – Loan Production Office* Thousand Oaks (2010) – Acquired from California Oaks State Bank Anaheim (2012) – Acquired from Premier Commercial Bank Irvine/Newport Beach (2012) – Acquired from Premier Commercial Bank* Downtown Los Angeles (2014) – Headquarters, Merger with 1st Enterprise Bank Orange County (2014) – Merger with 1st Enterprise Bank* Ontario (2014) – Merger with 1st Enterprise Bank CUB Branch Former COSB Branch Former PCB Branch Former FENB Branch *Combined locations San Fernando Valley 7

Inland Empire $109 million Downtown LA $340 million Irvine/Newport Beach $543 million Santa Clarita Valley $88 million West LA $328 million San Fernando Valley $293 million Anaheim $224 million $100 Million+ Branches South Bay $114 million Conejo Valley $248 million Average branch size of approx. $254 million in deposits 8 of 9 branches with deposits greater than $100 million … Creates Platform for Tremendous Efficiency Deposits at 12/31/15

Strategy for High Quality Growth Strong and Ongoing Organic Growth Operate in a highly desirable footprint in region with tremendous opportunities for growth Leverage relationship-based banking approach and superior service Focus on constantly establishing new relationships in our market Recruit experienced and connected “in market” talent Build on products and expertise acquired in strategic acquisitions, such as the SBA lending platform obtained with Premier Commercial Bank Strong capital management Result: Asset CAGR of 38% from inception in 2005 through 2015 Growth by Opportunistic Merger/Acquisition Strong management team experienced with strategic, successful acquisitions Focus on in-market and in-state acquisitions and mergers Immediately accretive to earnings Tangible book value payback under four years Result: Successfully completed three transactions since 2010

Strong Organic Loan Growth Since inception in 2005 loan portfolio has grown to $1.8 billion $104 million in net organic loan growth in 4Q15 Total loans increased at an annualized growth rate of 14% in 4Q15 Annual Loan Growth ($ in millions) Portfolio Composition

Superior Credit Quality CUB credit quality at December 31, 2015: Total nonaccrual loans of $2.1 million or 0.11% of total loans None exceed $400 thousand NPAs to total assets of 0.09% Net charge-offs have averaged just 0.06% annually for last five years Peer group includes California banks or bank holding companies with total assets between $1.0-3.0 billion; source: SNL. Net charge-offs (Year to date) NPAs to total assets

Premier Core Deposit Franchise of Southern California Total deposits of $2.3 billion at December 31, 2015 Cost of deposits in 4Q15 and 2015 was 0.10% Increased $339 million from prior year Average deposit balance per branch of $254 million Non-interest bearing deposits of $1.3 billion at December 31, 2015 56% of total deposits Increased $255 million from prior year Deposit Composition Total Deposit Growth Since Inception

Growing Visibility in the Investment Community At $2.6 billion in assets; CUB is one of seven commercial banks headquartered in Southern California and traded on NASDAQ or NYSE with total assets of $2.0 to $10.0 billion 44% institutional ownership per 3Q15 13-f filings 17.2 million shares issued at 12/31/15 $386 million market cap at 1/26/16 Added to Russell Indexes in June 2013 Analyst coverage by six Wall Street investment banking firms Over the trailing 12-month period, CUNB has outperformed the S&P 500, Dow Jones Industrials, Nasdaq Composite Index (NASDAQ), Russell 2000 (RUT) and ABA Nasdaq Bank Index (ABAQ)

Record Annual Net Income in 2015 Comparability of financial information for the four quarters of 2015 to the fourth quarter of 2014 is affected by the Company’s acquisition of 1st Enterprise Bank, which was accomplished by a merger of California United Bank with 1st Enterprise Bank, effective Nov. 30, 2014. Operating results for the four quarters of 2015 include three months of combined operations each, compared to one month of combined operations in the fourth quarter of 2014. 2015 2014 4Q15 3Q15 2Q15 1Q15 4Q14 Income Statement EPS - fully diluted $1.18 $0.75 $0.30 $0.35 $0.29 $0.23 $0.09 Core EPS $1.21 $0.98 $0.30 $0.36 $0.30 $0.25 $0.20 Net Income* 20,062 8,784 5,210 5,970 4,955 3,927 1,183 Core net income** 20,600 11,429 5,210 6,092 5,097 4,201 2,696 Peformance Ratios Net interest margin 3.83% 3.79% 3.72% 3.79% 3.87% 3.95% 3.78% ROAA 0.80% 0.59% 0.77% 0.93% 0.82% 0.69% 0.27% Core ROAA 0.83% 0.76% 0.77% 0.94% 0.85% 0.73% 0.61% ROATCE 9.9% 6.5% 9.6% 11.5% 10.0% 8.2% 3.1% Core ROATCE 10.1% 8.5% 9.6% 11.7% - - 7.1% Efficiency Ratio 61% 71% 58% 59% 61% 64% 79% Core efficiency ratio 60% 65% 58% 59% 60% 62% 66% *Represents net income available to common shareholders **Represents core net income available to common shareholders

Double-Digit Growth Linked quarter, revenues grew at an annualized double-digit rate; year over year, assets, loans, deposits and tangible book value all grew at a double-digit rate Income Statement Items CUNB 4Q15 CUNB 3Q15 % Annualized Change Net interest income $23,102 $22,402 Non-interest income 3,039 2,988 Net revenues 26,141 25,390 11.8% December 31, Balance Sheet Items 2015 2014 % Change Total Assets $2,634,642 2,265,117 16.3% Total Loans $1,833,163 1,624,723 12.8% Total Deposits $2,286,791 1,947,693 17.4% Tangible Book Value $12.67 $11.37 11.4%

Improving Operating Leverage *Operating expenses excludes non-core, merger-related expenses of $2.5 million in 3Q12, $497 thousand in 2Q14, $631 thousand in 3Q14, $2.4 million in 4Q14, $464 thousand in 1Q15, $246 thousand in 2Q15 and $211 thousand in 3Q15.

Appendix

Loans by Industry – C&I and Owner-Occupied CRE

Reconciliation of Non-GAAP Measures These non-GAAP measures have inherent limitations, are not required to be uniformly applied and are not audited. They should not be considered in isolation or as substitute for analyses of results reported under GAAP. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies. The Company utilizes the term Core Net Income Available to Common Shareholders, a non-GAAP financial measure. CU Bancorp’s management believes Core Net Income Available to Common Shareholders is useful because it is a measure utilized by market analysts to understand the effects of merger expenses and provides an alternative view of the Company’s performance over time and in comparison to the Company’s competitors. Core Net Income Available to Common Shareholders should not be viewed as a substitute for Net Income Available to Common Shareholders . A reconciliation of CU Bancorp’s Net Income to Core Net Income Available to Common Shareholders , as well as related ratios is presented in the tables below for the periods indicated: (Dollars in thousands, except share data)   Three Months Ended   Dec. 31,2015   Sept. 30, 2015   Dec. 31,2014 Net Income Available to Common Shareholders  $ 5,210     $ 5,970    $ 1,183 Add back: Merger expenses, net - 84 825 Add back: Severance and retention, net - 38 688 Core Net Income Available to Common Shareholders $ 5,210 $ 6,092 $ 2,696 Provision for Loan Losses $ 2,249 $ 705 $ 1,721 Average Assets 2,678,425 2,559,394 1,762,719 ROAA 0.77% 0.93% 0.27% Core ROAA* 0.77% 0.94% 0.61% Diluted Average Shares Outstanding 17,163,000 16,998,000 13,228,000 Diluted Earnings Per Share $ 0.30 $ 0.35 $ 0.09 Diluted Core Earnings Per Share** $ 0.30 $ 0.36 $ 0.20 Net Interest Income $ 23,102 $ 22,402 $ 15,736 Non-Interest Income 3,039 2,988 2,132 Subtract: Gain (loss) on sale of securities, net 112 - (47) Non-Interest Income excluding gain (loss) on sale of securities, net $ 2,927 $ 2,988 $ 2,179 Non-Interest Expense 15,073 15,067 14,107 Subtract: Merger expenses - 146 1,174 Subtract: Severance and retention - 65 1,187 Core Non-Interest Expense $ 15,073 $ 14,856 $ 11,746 Efficiency Ratio*** 58% 59% 79% Core Efficiency Ratio**** 58% 59% 66% * Core ROAA: Annualized core net income available to common shareholders / average assets ** Diluted Core Earnings Per Share: Core net income available to common shareholders / diluted average shares outstanding *** Efficiency ratio represents non-interest expense as a percent of net interest income plus non-interest income, excluding gain (loss) on sales of securities, net **** Core efficiency ratio represents core non-interest expense as a percent of net interest income plus non-interest income, excluding gain on sale of securities, net

Reconciliation of Non-GAAP Measures (Dollars in thousands, except share data)   Twelve Months Ended   Dec. 31,2015   Dec. 31,2014 Net Income Available to Common Shareholders $  20,062   $ 8,784 Add back: Merger expenses, net 293 1,952 Add back: Severance and retention, net 245 693 Core Net Income Available to Common Shareholders $ 20,600 $ 11,429 Provision for Loan Losses $ 5,080 $ 2,329 Average Assets 2,495,190 1,500,765 ROAA 0.80% 0.59% Core ROAA* 0.83% 0.76% Diluted Average Shares Outstanding 16,983,000 11,668,000 Diluted Earnings Per Share $ 1.18 $ 0.75 Diluted Core Earnings Per Share** $ 1.21 $ 0.98 Net Interest Income $ 87,419 $ 53,255 Non-Interest Income 11,730 7,709 Subtract: Gain (loss) on sale of securities, net 112 (47) Non-Interest Income excluding gain (loss) on sale of securities, net $ 11,618 $ 7,756 Non-Interest Expense 59,695 43,385 Subtract: Merger expenses 498 2,302 Subtract: Severance and retention 423 1,195 Core Non-Interest Expense $ 59,044 $ 39,888 Efficiency Ratio*** 61% 71% Core Efficiency Ratio**** 60% 65% * Core ROAA: Year-to-date core net income available to common shareholders / average assets ** Diluted Core Earnings Per Share: Year-to-date core net income available to common shareholders / diluted average shares outstanding *** Efficiency ratio represents non-interest expense as a percent of net interest income plus non-interest income, excluding gain (loss) on sales of securities, net **** Core efficiency ratio represents core non-interest expense as a percent of net interest income plus non-interest income, excluding gain on sale of securities, net

Reconciliation of Non-GAAP Measures The Company utilizes the term Core Net Income, a non-GAAP financial measure. CU Bancorp’s management believes Core Net Income is useful because it is a measure utilized by management and market analysts to understand the effects of merger expenses and provides an alternative view of the Company’s performance over time and in comparison to the Company’s competitors. Core net income should not be viewed as a substitute for net income. A reconciliation of CU Bancorp’s Net Income to Core Net Income, as well as related ratios is presented in the tables below for the periods indicated:   (Dollars in thousands)   Three Months Ended   December 31, 2015   September 30, 2015   December 31, 2014 Average Tangible Common Equity Calculation                 Total average shareholders' equity $ 304,026 $ 295,189 $ 177,042 Less: Average serial preferred stock   16,837     16,565     5,515 Less: Average goodwill 64,177 63,950 17,715 Less: Average core deposit and leasehold right intangibles   7,930     8,423     2,275 Average Tangible Common Equity $ 215,082 $ 206,251 $ 151,537                   Core Net Income Available to Common Shareholders $ 5,210 $ 6,092 $ 2,696 Return on Average Tangible Common Equity   9.61%     11.48%     3.10% Core Return on Average Tangible Common Equity   9.61%     11.72%     7.06% Twelve Months Ended   December 31, 2015   December 31, 2014 Average Tangible Common Equity Calculation           Total average shareholders' equity $ 292,577 $ 152,500 Less: Average serial preferred stock   16,457     1,390 Less: Average goodwill 64,014 13,659 Less: Average core deposit and leasehold right intangibles   8,644     2,366 Average Tangible Common Equity $ 203,462 $ 135,085             Core Net Income Available to Common Shareholders $ 20,062 $ 8,784 Return on Average Tangible Common Equity   9.86%     6.50% Core Return on Average Tangible Common Equity   10.12%     8.46%

Shareholders of CUB Merger and Acquisition Partners Have Been Well Rewarded COSB 8/24/10 $6.00 CUNB 1/26/16 $22.85 PCBP 12/8/11 $9.00 CUNB 1/26/16 $22.85 1st Enterprise Bank (FENB) – Merger announced June 3, 2014 California Oaks State Bank (COSB) – Acquisition announced Aug. 25, 2010; Premier Commercial Bancorp (PCBP) – Acquisition announced Dec. 9, 2011 FENB 6/2/14 $16.17* CUNB 1/26/16 $22.85 *FENB share price of $21.75, adjusted to reflect effect of 1.345 shares of CUNB received in merger 281% Return 41% Return 154% Return